Other Information	12 Months Ended
Dec. 31, 2011
Other Information [Abstract]
Other Information
17.	Other Information

a) On November 5, 2010, the Partnership sold one of its LPG carriers, the Dania Spirit, for proceeds of $21.5 million, resulting in a gain of $4.3 million.

b) The Partnership had an agreement to acquire the three Skaugen LPG Carriers from Skaugen upon delivery for approximately $33 million. The first two vessels delivered in 2009 and the remaining vessel in 2011. Upon deliveries, the vessels were chartered to Skaugen at fixed rates for a period of 15 years.

c) On November 4, 2010, the Partnership acquired a 50% interest in the Excalibur and Excelsior Joint Ventures from Exmar NV for a total equity purchase price of approximately $72.5 million (net of assumed debt). The Partnership financed $37.3 million of the purchase price by issuing to Exmar NV approximately 1.1 million new common units with the balance financed by drawing on one of the Partnership’s revolving credit facilities. As part of the transaction the Partnership agreed to guarantee its 50% share of the $206 million of debt secured by the Excalibur and Excelsior Joint Ventures. The excess of the Partnership’s investment in the Excalibur and Excelsior Joint Ventures over its underlying equity in the net assets, which amounts to approximately $51 million, has substantially been accounted for as an increase to the carrying value of the vessels of the Excalibur and Excelsior Joint Ventures, in accordance with the finalized purchase price adjustments.